14A

                            SCHEDULE 14A INFORMATION
                      Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]

Filed by Party other than the Registrant    [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                           L.A.M. PHARMACEUTICAL CORP.
                        --------------------------------
                (Name of Registrant as Specified In Its Charter)


                    William T. Hart - Attorney for Registrant
              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

         ----------------------------------------------------------------

    2) Form, Schedule or Registration No.:

         ----------------------------------------------------------------

    3) Filing Party:

         ----------------------------------------------------------------

    4) Date Filed:

         ----------------------------------------------------------------

                           L.A.M. PHARMACEUTICAL CORP.
                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4

                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS

To the Shareholders of L.A.M. Pharmaceutical Corp.:

     Notice is hereby given that a special meeting of the shareholders of L.A.M. Pharmaceutical Corp. (the "Company") will be held at 464 Old Orchard Grove, Toronto, Ontario, Canada, on _______________, 2006, at 10:00 A.M., for the following purpose:

     o To approve a proposal to change the Company's name to Canada Holdings, Inc.

     o To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed the close of business on November 15, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. As of November 15, 2006, the Company had 115,499,579 outstanding shares of common stock. Shareholders are entitled to one vote for each share of common stock owned as of the record date.


                                        L.A.M. PHARMACEUTICAL CORP.



November __, 2006
                                        Sheldon Kales, President

                           L.A.M. PHARMACEUTICAL CORP.
                              464 Old Orchard Grove
                                Toronto, Ontario
                                 Canada M5M 2G4


                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on ________, 2006, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about ___________, 2006.

      Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote. Votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares entitled to vote is required to approve the proposal to come before the meeting. As of November 15, 2006 the Company had 115,499,579 outstanding shares of common stock.

      Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to sell the Company's subsidiary. Because approval of the change to the Company's name requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of any matter to be voted upon at the meeting.

                             PRINCIPAL SHAREHOLDERS

      The following table shows the number of outstanding shares of the Company's capital stock owned of record by the Company's officer and director and any shareholder owning of record more than 5% of the Company's capital stock as of November 15, 2006.

Name and Address                    Shares           Percentage

Sheldon Kales                          --                --
464 Old Orchard Grove
Toronto, Ontario
Canada M5M 2G4

All Directors and Executive Officers   --                --
as a group (1 person)


                       PROPOSAL TO COME BEFORE THE MEETING

The Company was incorporated in Delaware in July 1998. Prior to June 2006 the Company was involved in the development and sale of pharmaceutical products. In June 2006 the Company discontinued this line of business.

Since the Company no longer plans to be in the pharmaceutical business, the Company's director recommends that the Company's shareholders approve an amendment to the Company's Articles of Incorporation to change the name of the Company to Canada Holdings, Inc.

                        AVAILABILITY OF FILINGS MADE WITH
                       SECURITIES AND EXCHANGE COMMISSION

      The Company's Annual Report on Form 10-KSB for the year ended December 31, 2005 will be sent to any shareholder of the Company upon request. Requests for a copy of these reports should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending December 31, 2006 must be received by the Secretary of the Company not later than June 30, 2007.

                           L.A.M. PHARMACEUTICAL CORP.

                     This Proxy is Solicited by the Board of Directors

      The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held ________, 2006, at 10:00 a.m. local time, at 464 Old Orchard Grove, Toronto, Ontario, Canada, and hereby appoints Sheldon Kales with the power of substitution, as Attorney and Proxy to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxy may do or cause to be done by virtue hereof. The above named Attorney and Proxy is instructed to vote all of the undersigned's shares as follows:

      (1) To approve the change of the Company's name to Canada Holdings, Inc.
                            ___                ___              ___
                           /__/ FOR           /__/ AGAINST     /__/ ABSTAIN

      To transact such other business as may properly come before the meeting.

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

                        Dated this      day of                       , 2006.
                                   -----       ----------------------


                        ---------------------------------
                                   (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                            Return this Proxy to:

                                            L.A.M. PHARMACEUTICAL CORP. 464 Old
                                            Orchard Grove Toronto, Ontario
                                            Canada M5M 2G4 (647) 388-1117 (416)
                                            787-5381 (fax)